UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2015

ID Global Solutions Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-54545	46-2069547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

160 East Lake Brantley Drive, Longwood, Florida 32779

(Address of principal executive offices) (zip code)

407-951-8640

(Registrant’s telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Fleming PLLC

49 Front Street, Suite 206

Rockville Centre, New York 11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Loan Settlement

On September 25, 2015, ID Global Solutions Corporation (the “Company”) entered into a letter agreement (the “Letter Agreement”) with ID Solutions Inc. (“ID Solutions”), pursuant to which the parties agreed to settle a loan previously made to the Company by ID Solutions in the current amount $172,094.77, including principal and interest, in consideration of the issuance by the Company to ID Solutions of a 12% Convertible Promissory Note (the “ID Solutions Note”) in the amount of $172,094.77 and a common stock purchase warrant (the “ID Solutions Warrant”) to purchase 1,146,667 shares of common stock for a period of five years at an exercise price of $0.15. The ID Solutions Note bears interest of 12%, is payable on September 25, 2016. ID Solutions may elect to convert all or part of the principal amount of the ID Solutions Note plus interest into shares of common stock of the Company at a conversion rate of $0.10 per share. Douglas Solomon, an officer and director of the Company, is the principal shareholder, executive officer and director of ID Solutions.

As of the date hereof, the Company is obligated on the ID Solutions Note in the principal amount of $172,094.77. The ID Solutions Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligations of the Company.

Private Offering

On September 25, 2015, the Company entered into and closed Securities Purchase Agreements with several accredited investors (the “2015 Accredited Investors”) pursuant to which the 2015 Accredited Investors invested $1,000,000 (the “Offering”) into the Company in consideration of Secured Promissory Notes (the “Notes”) and common stock purchase warrants (the “Warrants”) to acquire an aggregate of 6,666,667 shares of common stock. The Warrants are exercisable for a period of five years at an exercise price of $0.15. The Notes bear interest of 12% and are payable one year from the date of issuance. The Notes are secured by 100% of the Company’s interest in ID Global LATAM S.A.S., a wholly-owned Colombian subsidiary of the Company. Prior to the maturity dates of the Notes, the 2015 Accredited Investors may elect to convert the interest accrued on the Notes into shares of common stock of the Company at a conversion rate of $0.10 per share

As of the date hereof, the Company is obligated on Notes in the principal amount of $1,000,000 in connection with the Offering. The Notes are a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of the Company.

The above offers and sales of the securities were made to accredited investors and the Company relied upon the exemptions contained in Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated there under with regards to the sales. No advertising or general solicitation was employed in offerings the securities. The offers and sales were made to accredited investors and transfer of the securities was restricted by the Company in accordance with the requirements of the Securities Act of 1933.

Amendment to Bylaws; Director and Executive Officer Appointments

On September 25, 2015, the Company amended its bylaws to allow for the appointment of up to seven directors on the Board of Directors of the Company. Immediately thereafter, Herbert M. Seltzer and Charles D. Albanese were appointed as members of the Board of Directors of the Company. Mr. Albanese is also the Chief Financial Officer of the Company. Maksim Umarov was appointed as the Chief Technology Officer of the Company. Mr. Umarov had served as the VP Engineering of the Company since July 2015.

On September 25, 2015, Messrs. Seltzer and Albanese each entered into letter agreements with the Company pursuant to which they were appointed as directors of the Company. In consideration of serving on the Board of Directors, Mr. Seltzer was granted options to purchase 400,000 shares of the Company’s common stock at $0.15 per share for a term of five years. The options vest on a quarterly in the amount of 100,000 shares of common stock commencing September 30, 2015. Mr. Umarov’s employment agreement was amended to grant Mr. Umarov stock option to acquire 3,000,000 shares of common stock at an exercise price of $0.10 per share vesting quarterly in tranches of 375,000 shares of common stock per quarter over a two year period. In addition, in consideration for their services to date, the Company granted Douglas Solomon and Thomas Szoke options to acquire 20,000,000 and 10,000,000 shares of common stock, respectively. The options vest in four equal tranches over a period of one year and are exercisable at $0.45 per share.

From May 28 through the present, Charles D. Albanese has served as the Chief Financial Officer of the Company. From 2011 to present, Mr. Albanese has served as the Chief Operating Officer and Managing Director of Do It Right LLC, a business development consulting firm based in New York, New York. Mr. Albanese served as the Chief Operating Officer and Managing Director from 2009 to 2011 of Brevet Capital, a hedge fund with under $1 billion in management. From 2005 to 2008, Mr. Albanese served as the Chief Operating Officer and Chief Financial Officer of Cambridge Management Group LLC, a pre-settlement legal financing firm. Prior to 2005, Mr. Albanese held several roles with Opticality Corp. and AT&T Wireless Services. Mr. Albanese graduated from Manhattan College with a B.S. Business Management/Finance.

Mr. Seltzer is an attorney based on New York, New York with a focus in corporate, international estate planning, trust and estates and wealth management. Mr. Seltzer has been a partner with Loeb, Block & Partners LLP since 1972. Prior to 1972, Mr. Seltzer was employed by Ernst & Young. Mr. Seltzer holds a BS Economics from Brooklyn College, a JD from George Washington University Law Center and an LLM from New York City School of Law.

Mr. Umarov has served as the Company’s VP Engineering since July 2015 until he was appointed as Chief Technology Officer in September 2015. Mr. Umarov is a veteran of the IT industry with over 15 years of experience in the fields of Biometrics and Security. Mr. Umarov has held a variety of positions ranging from System Administrator to Vice President of Engineering at several high-tech companies in the US and Russia. Prior to joining the Company, Mr. Umarov served as the Chief Technology Officer of ID Solutions in excess of ten years. He has successfully led teams in the design and deployment of large scale IT and biometrics systems for government and enterprise customers around the world. Early on in his career, Mr. Umarov pursued scientific research in the areas of advanced control theory and particle physics. Mr. Umarov received his Master of Science and Engineering Degrees with honors from Bauman Moscow State Technical University with majors in Engineering and Applied Mathematics. His credentials include IT security certifications from companies such as Cisco and Microsoft, as well as INFOSEC CNSS 4011 & 4013 (Information Security Professional) certification granted by Committee for National Systems Security (CNSS) and U.S. National Security Agency (NSA).

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
4.1	Form of Securities Purchase Agreement by and between ID Global Solutions Corporation and the 2015 Accredited Investors
4.2	Form of Security Agreement by and between ID Global Solutions Corporation and the 2015 Accredited Investors
4.3	Form of Secured 12% Secured Promissory Note issued to the 2015 Accredited Investors
4.4	Form of Common Stock Purchase Warrant issued to the 2015 Accredited Investors
4.5	Stock Option dated September 25, 2015 issued to Herbert M. Seltzer
4.6	Letter Agreement by and between ID Global Solutions Corporation and ID Solutions Inc.
4.7	Secured 12% Convertible Promissory Note issued to ID Solutions Inc.
4.8	Common Stock Purchase Warrant issued to ID Solutions Inc.
4.9	Stock Option issued to Thomas Szoke dated September 25, 2015
4.10	Stock Option issued to Douglas Solomon dated September 25, 2015
4.11	Stock Option issued to Maksim Umarov dated Septmber 25, 2015
10.1	Director Agreement by and between ID Global Solutions Corporation and Herbert M. Seltzer dated September 25, 2015
10.2	Director Agreement by and between ID Global Solutions Corporation and Charles Albanese dated September 25, 2015
10.3	Employment Agreement between ID Global Solutions Corporation and Maksim Umarov dated July 1, 2015
10.4	Letter Agreement entered between ID Global Solutions Corporation and Maksim Umarov dated September 25, 2015
10.5	Letter Agreement entered between ID Global Solutions Corporation and Douglas Solomon dated September 25, 2015
10.6	Letter Agreement entered between ID Global Solutions Corporation and Thomas Szoke dated September 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ID Global Solutions Corporation

Date: September 30, 2015	By:	/s/Thomas R. Szoke
Name: Thomas R. Szoke Title: Chief Executive Officer